UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  April 25, 2024

TURNONGREEN, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52140	20-5648820
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1421 McCarthy Blvd., Milpitas, CA 95035

(Address of principal executive offices) (Zip Code)

(510) 657-2635

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation; Change in Fiscal Year.

On April 22, 2024, TurnOnGreen, Inc., a Nevada corporation (the “Company”) amended its articles of incorporation by the filing with the Secretary of State of the State of Nevada an amendment (the “Series A COD Amendment”) to the certificate of designation for the Company’s Series A convertible redeemable preferred stock, par value $0.001 per share (the “Series A Preferred Stock”). The Series A COD Amendment was approved on April 18, 2024, by the affirmative vote of the holder of all the Series A Preferred Stock outstanding as of such date and by the unanimous affirmative vote of the board of directors of the Company on April 18, 2024. The Series A COD Amendment became effective upon filing with the Secretary of State of the State of Nevada.

Pursuant to the Series A COD Amendment, the conversion price, for purposes of determining the number of votes the holder of Series A Preferred Stock is entitled to cast, shall not be lower than $0.072 (the “Voting Floor Price”). Further, the price at which the Series A Preferred Stock shall become convertible into shares of common stock of the Company shall be equal to the greater of (i) $0.02 per share or (ii) eighty (80%) percent of the Market Price as at the Conversion Date (as defined therein) (the “Floor Price”). The Voting Floor Price shall be adjusted for stock dividends, stock splits, stock combinations and other similar transactions while the Floor Price shall not be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

The foregoing description of Series A COD Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Series A COD Amendment, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

3.1	Amendment to the Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Redeemable Preferred Stock, filed with the Nevada Secretary of State on April 22, 2024.

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TURNONGREEN, INC.

Dated: April 25, 2024	/s/ Amos Kohn
Amos Kohn Chief Executive Officer and Chairman